UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): July 25, 2024

FINANCE OF AMERICA COMPANIES INC.
(Exact name of registrant as specified in its charter)

Delaware	001-40308	85-3474065
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5830 Granite Parkway, Suite 400
Plano, Texas 75024
(Address of Principal Executive Offices, Including Zip Code)
(877) 202-2666
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	FOA	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03. Material Modification to Rights of Security Holders.

Effective as of 5:00 p.m. (Eastern Time) on July 25, 2024 (the “Effective Time”), Finance of America Companies Inc. (the “Company”) amended its Amended and Restated Certificate of Incorporation (the “Amendment”) to effect a 1-for-10 reverse stock split (the “Reverse Stock Split”) of its outstanding shares of Class A Common Stock. As previously disclosed in the Company’s Definitive Information Statement, dated June 27, 2024, as filed with the Securities and Exchange Commission (the “SEC”), the Amendment was approved by the Board of Directors of the Company and the holders of the majority in voting power of all of the then-outstanding shares of capital stock of the Company entitled to vote, acting by written consent.

As of the Effective Time, every ten issued and outstanding shares of the Company’s Class A Common Stock were automatically reclassified into one issued and outstanding share of the Company’s Class A Common Stock, with cash issued in lieu of fractional shares (on a pro rata basis). All shares of Class A Common Stock outstanding immediately following the effectiveness of the Reverse Stock Split remain fully paid and non-assessable and the shares of Class A Common Stock continue to trade on the New York Stock Exchange (“NYSE”) under the existing symbol (FOA). Additionally, the Reverse Stock Split did not affect the number of authorized shares, the par value or other terms of the Class A Common Stock, or the number of outstanding shares of Class B Common Stock. The Reverse Stock Split had the principal effect of proportionately decreasing the number of outstanding shares of Class A Common Stock at the 10:1 reverse stock split ratio.

In connection with the Reverse Stock Split, proportionate adjustments were made to the terms of the Company’s outstanding warrants, equity-based awards, limited liability company units of Finance of America Equity Capital LLC (“FoA Units”) (which are exchangeable for shares of Class A Common Stock on a one-for-one basis), the Company’s equity plans and certain other agreements, in accordance with the terms of the applicable agreements, and proportionate adjustments are deemed to be made to securities covered by the Company’s existing registration statements.

With respect to the Company’s warrants, every ten shares of Class A Common Stock that may be purchased pursuant to the exercise of warrants prior to the Effective Time represent one share of Class A Common Stock that may be purchased pursuant to such warrants following the Effective Time. The exercise price for each warrant following the Effective Time equals the product of ten multiplied by the exercise price prior to the Effective Time. Accordingly, the exercise price for the Company’s public warrants is $115.

Given the parallel adjustment to FoA Units, each holder of Class A Common Stock and Class B Common Stock holds the same percentage of the outstanding voting power immediately following the Reverse Stock Split as that stockholder held immediately prior to the Reverse Stock Split, except to the extent that the Reverse Stock Split resulted in holders of Class A Common Stock receiving cash in lieu of fractional shares and rounding down of any fractional FoA Units for holders of Class B Common Stock.

The foregoing description of the Amendment is a summary of the material terms thereof, does not purport to be complete, and is qualified in its entirety by reference to the full text of the Amendment, which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The disclosure set forth in Item 3.03 of this Current Report on Form 8-K is incorporated into this Item 5.03 by reference.

Item 8.01. Other Events.

The Company’s Class A Common Stock began trading on a split-adjusted basis on the NYSE under the existing symbol (FOA) when the market opened on July 26, 2024. The new CUSIP number for the Company’s Class A Common Stock following the Reverse Stock Split is 31738L 206.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the “safe harbor” provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements are not historical facts or statements of current conditions, but instead represent only the Company’s beliefs regarding future events, many of which, by their nature, are inherently uncertain and outside of the Company’s control. These statements include, but are not limited to, statements related to the Reverse Stock Split, the trading of the Company’s Class A Common Stock on the NYSE and the Company’s ongoing business operations. In some cases, you can identify these forward-looking statements by the use of words such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “projects,” “predicts,” “intends,” “plans,” “estimates,” “budgets,” “forecasts,” “anticipates,” or the negative version of these words or other comparable words. The Company cautions readers not to place undue reliance upon any forward-looking statements, which are current only as of this Current Report on Form 8-K. The Company does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions, or circumstances on which any such statement is based, except as required by law. All subsequent written and oral forward-looking statements concerning the Company or other matters and attributable to the Company or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements set forth in this paragraph. A number of important factors exist that could cause future results to differ materially from historical performance and these forward-looking statements. New factors emerge from time to time, and it is not possible for the Company’s management to predict all such factors or to assess the effect of each such new factor on its business. Although the Company believes that the assumptions underlying the forward-looking statements contained herein are reasonable, any of the assumptions could be inaccurate, and any of these statements included herein may prove to be inaccurate. Given the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by the Company or any other person that the results or conditions described in such statements, or the Company’s objectives and plans will be achieved. Please refer to “Risk Factors” included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, filed with the SEC on March 15, 2024, for further information on these and other risk factors affecting the Company, as such factors may be amended and updated from time to time in the Company’s subsequent periodic filings with the SEC, which are accessible on the SEC’s website at www.sec.gov.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit Description
3.1	Certificate of Amendment to Amended and Restated Certificate of Incorporation of Finance of America Companies Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Finance of America Companies Inc.

Date:	July 26, 2024	By:	/s/ Matthew A. Engel
Name: Matthew A. Engel
Title: Chief Financial Officer